                                                                    EXHIBIT 10.5






--------------------------------------------------------------------------------
                                SECOND AMENDMENT
                                       TO
                  REVOLVING CREDIT AGREEMENT AND LIMITED WAIVER
--------------------------------------------------------------------------------


         Second Amendment and Limited Waiver dated as of December 31, 2001 to Revolving Credit Agreement (the "Second Amendment"), by and among PEREGRINE SYSTEMS, INC., a Delaware corporation (the "Borrower"), FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Lenders"), amending certain provisions of the Revolving Credit Agreement dated as of October 29, 2001 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Lenders and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the "Administrative Agent") and waiving certain other provisions of the Credit Agreement as more fully set forth herein. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment and waive certain other terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement is hereby amended as follows:

         (a) the definition of "Applicable Margin" is hereby amended by deleting such definition in its entirety and restating it as follows:

               APPLICABLE MARGIN. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "RATE ADJUSTMENT PERIOD"), the Applicable Margin shall be the applicable margin set forth below with respect to the Leverage Ratio, as determined for the Reference Period of the Borrower and its Subsidiaries ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.

----------- ------------------ --------- -------------- ------------------ -------------------
                                 BASE      EURODOLLAR        LETTER OF
             LEVERAGE RATIO      RATE      RATE LOANS         CREDIT          COMMITMENT FEE
  LEVEL                          LOANS                         FEES
----------- ------------------ --------- -------------- ------------------ -------------------

    IB      Greater than or
            equal to            1.25%        3.50%            3.50%               .50%
            4.00:1.00
----------- ------------------ --------- -------------- ------------------ -------------------
    IA      Less than
            4:00:1.00 but       0.75%        3.00%            3.00%               .50%
            greater than or
            equal 3.00:1.00
----------- ------------------ --------- -------------- ------------------ -------------------
    I       Less than
            3.00:1.00 but         0%         2.25%            2.25%               .50%
            greater than or
            equal to
            2.00:1.00
----------- ------------------ --------- -------------- ------------------ -------------------
    II      Less than
            2.00:1.00 but
            greater than or       0%         1.75%            1.75%               .50%
            equal to
            1.50:1.00
----------- ------------------ --------- -------------- ------------------ -------------------
   III      Less than
            1.50:1.00 but
            greater than or       0%         1.50%            1.50%              .375%
            equal to
            1.00:1.00
----------- ------------------ --------- -------------- ------------------ -------------------
    IV      Less than             0%         1.25%            1.25%              .375%
            1.00:1.00
----------- ------------------ --------- -------------- ------------------ -------------------


             Notwithstanding the foregoing, (a) for the Revolving Credit
         Loans outstanding and the Letter of Credit Fees and the Commitment Fee payable during the period commencing on the Closing Date through February 10, 2002, the Applicable Margin shall not be lower than the Applicable Margin set forth in Level II above (except for the Applicable Margin on any Revolving Credit Loans made from the Closing Date through November 11, 2001, which shall be at Level II above until the applicable Interest Period therefor expires and then shall be governed by this paragraph (a)); (b) for the Revolving Credit Loans outstanding and the Letter of Credit Fees and the Commitment Fee payable during the period commencing on February 11, 2002 through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ending March 30, 2002, the Applicable Margin shall not be lower than the Applicable Margin set forth in Level IA above; and
         (c) if the Borrower fails to deliver any Compliance Certificate pursuant to Section 8.4(c) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

         (b) The definition of "Senior Funded Debt" is hereby amended by deleting such definition in its entirety and restating it as follows:

             SENIOR FUNDED DEBT. At any time of determination, the sum of
         (a) Consolidated Total Funded Debt, PLUS (b) without duplication, at any time from and after February 11, 2002, and solely for purposes of calculating compliance with Section 10.3 hereof, Consolidated Outstanding Indebtedness, and MINUS (c) Subordinated Debt.

         (c) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

             CONSOLIDATED OUTSTANDING INDEBTEDNESS. With respect to the Borrower and its Subsidiaries, the aggregate amount of Consolidated Total Funded Debt of the Borrower and its Subsidiaries outstanding on February 11, 2002 (whether or not such Indebtedness is subsequently repaid or reduced in whole or in part), other than Revolving Credit Loans owing under the Credit Agreement.

             CONSOLIDATED UNENCUMBERED CASH. The aggregate amount of cash and Cash Equivalents of the Borrower and its Subsidiaries which is not subject to any lien, encumbrance, security interest or other claim whatsoever, except for a lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, to secure the Obligations under the Loan Documents and other than a lien permitted by
         Section 9.2.1(xiii).

             NET CASH. As of any date of determination, an amount equal to
         (a) Consolidated Unencumbered Cash as of such date, less (b) the aggregate amount of Senior Funded Debt of the Borrower and its Subsidiaries on such date.

         SECTION 2. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended as follows:

         (a) Section 8.4(d) of the Credit Agreement is hereby amended by deleting Section 8.4(d) in its entirety and restating it as follows:

             (d) (i) by not later than Tuesday, February 12, 2002 and then every other Tuesday of each calendar week thereafter until March 31, 2002, the Borrower's cash flow forecast for a period and in form acceptable to the Administrative Agent; and (ii) within forty five (45) days after the end of each fiscal quarter or at such earlier time as the Administrative Agent or the Required Lenders may reasonably request, an Accounts Receivable aging report in form acceptable to the Administrative Agent and the Required Lenders;

         (b) Section 8.18 of the Credit Agreement is hereby amended by deleting the words "by not later than one hundred twenty (120) days after the Closing Date" which appear in the last sentence thereof and substituting in place thereof the words "by not later than one hundred sixty (160) days after the Closing Date".

         (c) Section 8 of the Credit Agreement is further amended by inserting immediately after the end of Section 8.19 the following:

             8.20. PLEDGE OF CERTAIN ADDITIONAL ASSETS. If (a) an Event of Default has occurred and is continuing or (b) the Borrower's consolidated revenues for the fiscal quarter ending March 31, 2002 do not exceed $185,139,000 or (c) EBITDA as of March 31, 2002 for the fiscal quarter ended March 31, 2002 does not exceed $9,953,000, the Borrower shall, and shall cause any applicable Guarantor to, immediately grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a first priority perfected security interest in all of the cash, Cash Equivalents, securities and other investment property of the Borrower or such Guarantor (the "Additional Collateral") with a collateral value (as determined by the Administrative Agent in its reasonable discretion) of not less than $25,000,000 and, in addition, the Administrative Agent shall be permitted to take all action necessary to effectuate such pledge and perfect its security interest in such Additional Collateral, including, but not limited to releasing from escrow any pledge agreement executed by the Borrower or such Guarantors on or about February 11, 2002 and/or amending any Security Agreement to so include such Additional Collateral, and the Borrower shall, and shall cause each Guarantor, to take all action which the Administrative Agent shall request in order to effectuate such pledge and perfect the Administrative Agent's security interest in such Additional Collateral, and shall deliver all corporate or similar documentation, authorizations and legal opinions as the Administrative Agent may reasonably request. The parties hereto hereby agree that any security agreement, pledge agreement or similar security documents executed in connection with this Section 8.21 shall constitute a "Security Document" hereunder.

             8.21. PLEDGE OF INTELLECTUAL PROPERTY ASSETS. The Borrower will, and will cause each Material Domestic Subsidiary to, as soon as practicable but in no event later than May 10, 2002, (a) file for registration of all material copyrights with the United States Copyright Office, (b) enter into an amendment to the applicable Security Agreement to grant to the Administrative Agent, for the account of the Administrative Agent and the Lenders, a first priority perfected security interest in all of its copyrights, patents, patent rights, trademarks, service marks, trademark and service mark rights and other general intangibles constituting intellectual property, together with the goodwill appurtenant thereto (collectively, the "IP Collateral"), (c) enter into a copyright mortgage with respect to such copyrights in form and substance reasonably acceptable to the Administrative Agent, (d) enter into a trademark collateral assignment with respect to such trademarks and service marks in form and substance reasonably acceptable to the Administrative Agent, (e) enter into a patent assignment with respect to such patents in form and substance satisfactory to the Administrative Agent and, in addition, the Administrative Agent shall be permitted to take all action necessary to effectuate such pledge and perfect its security interest in such IP Collateral, and the Borrower shall, and shall cause each Material Domestic Subsidiary, to take all action which the Administrative Agent shall request in order to effectuate such pledge and perfect the Administrative Agent's security interest in such IP Collateral, and shall deliver all corporate or similar documentation, authorizations and legal opinions as the Administrative Agent may reasonably request. The parties hereto hereby agree that any security agreement, pledge agreement or similar security documents executed in connection with this Section 8.22 shall constitute a "Security Document" hereunder

         SECTION 3. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

         (a) Section 10.1 - 10.4 of the Credit Agreement is hereby amended by deleting Section 10.1 - 10.4 in their entirety and restating them as follows:

             10.1. LEVERAGE RATIO. The Borrower will not permit the
         Leverage Ratio to exceed (a) 2.50:1.00 at any time from the Closing Date through December 30, 2001 or (b) 2.50:1.00 at any time from and after April 1, 2002.

             10.2. QUICK RATIO. The Borrower will not permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities at any time to be less than (a) 1.10:1.00 from the Closing Date through and including December 30, 2001; (b) 1.10:1.00 from April 1, 2002 through and including June 29, 2002; (c) 1.00:1.00 from June 30, 2002 through and including September 29, 2002; (d) 1.10:1.00 from September 30, 2002 through and including March 30, 2003 and (e) 1.25:1.00 at any time thereafter.

             10.3. SENIOR FUNDED DEBT TO EBITDA. The Borrower will not at any time permit the ratio of Senior Funded Debt outstanding on the date of determination to EBITDA for the Reference Period ending on or immediately prior to such date, as the case may be, to exceed (a) 1.00:1.00 at any time from the Closing Date through December 30, 2001; or (b) 0.349:1.00 at any time from and after February 11, 2002.

             10.4. MINIMUM EBITDA. Commencing with the fiscal quarter ending March 31, 2002, the Borrower will not permit EBITDA for any Reference Period ending during any period described in the table below to be less than the amount set forth opposite such period in such table:



----------------------------------------- --------------------------------------
       FISCAL QUARTER ENDED                          MINIMUM AMOUNT
----------------------------------------- --------------------------------------

March 31, 2002                                 $41,000,000
----------------------------------------- --------------------------------------


                                      -6-

----------------------------------------- --------------------------------------

June 30, 2002                                  $39,000,000
----------------------------------------- --------------------------------------
September 30, 2002                             $41,000,000
----------------------------------------- --------------------------------------
December 31, 2002                              $52,000,000
----------------------------------------- --------------------------------------
March 31, 2003                                 $60,000,000
----------------------------------------- --------------------------------------
June 30, 2003                                  $46,000,000
----------------------------------------- --------------------------------------
September 30, 2003                             $48,000,000
----------------------------------------- --------------------------------------
December 31, 2003                              $60,000,000
----------------------------------------- --------------------------------------
each fiscal quarter ending thereafter          $70,000,000
----------------------------------------- --------------------------------------



         (b) Section 10 of the Credit Agreement is further amended by inserting immediately at the end of the text of Section 10.4 the following:

             10.5. MINIMUM NET CASH. The Borrower will not permit Net Cash to be less than $40,000,000 at any time from and after February 11, 2002.

         SECTION 4. AMENDMENT TO SECTION 13 OF THE CREDIT AGREEMENT. Section 13.1(c) of the Credit Agreement is hereby amended by inserting immediately after the reference to Section 8.18 the following: "8.20, 8.21".

         SECTION 5. LIMITED WAIVER. The Borrower has informed the Administrative Agent and the Lenders that on December 31, 2001 the Borrower was in default of certain of its financial covenants contained in Section 10.1 - 10.3 of the Credit Agreement for the period of December 31, 2001 through and including the effective date of this Second Amendment (the "Default Period") and was also in default of its financial covenant contained in Section 10.4 of the Credit Agreement for the quarter ended December 31, 2001. The Borrower's failure to comply with such financial covenants during the Default Period constituted an Event of Default for such period (which Event of Default will be subsequently cured by the Borrower on the effective date of this Second Amendment). The Borrower has requested that the Lenders waive, to the limited extent necessary to permit the noncompliance for the Default Period, the requirements of Section
10.1 - 10.3 of the Credit Agreement for the Default Period and Section 10.4 of the Credit Agreement for the fiscal quarter ended December 31, 2001. Subject always to compliance by the Borrower with the terms and conditions of the Credit Agreement and the other Loan Documents and the terms and conditions contained herein, from and after the effective date of this Second Amendment, the Lenders hereby waive the provisions of Section 10.1 - 10.4. of the Credit Agreement solely to the extent necessary to permit the above-referenced noncompliance, and only with respect to the Default Period. In addition, in connection with this Second Amendment, the Borrower is making a prepayment of the Revolving Credit Loans as required by Section 6(b) of this Second Amendment. The Lenders hereby waive, for purposes of this prepayment (and only this prepayment) the advance notice requirement set forth in Section 3.3 of the Credit Agreement.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Administrative Agent receives the following:

         (a) a counterpart of this Second Amendment, executed by the Borrower, each Guarantor and the Required Lenders;

         (b) evidence satisfactory to the Administrative Agent that the sum of
(i) aggregate outstanding principal amount of all Revolving Credit Loans plus
(ii) the Maximum Drawing Amount of all issued and outstanding Letters of Credit plus (iii) any Unpaid Reimbursement Obligations is not more than $18,609,166;

         (c) a copy of the Borrower's most recent cash flow forecast; and

         (d) payment to the Administrative Agent, for the respective accounts of the Lenders, in cash of an amendment fee for each Lender which consents to this Second Amendment on or prior to 3:00 p.m. (Boston time) on February 11, 2002, in an aggregate amount equal to ten basis points on the amount of the Commitment of each such consenting Lender.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

         SECTION 8. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 9. NO WAIVER. Except as expressly set forth in Section 4 hereof, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower, any Guarantor or any rights of the Administrative Agent or the Lenders consequent thereon.

         SECTION 10. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 11. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.


                                       PEREGRINE SYSTEMS, INC.



                                       By: /s/ Matthew. C. Gless
                                           -------------------------------------
                                           Matthew C. Gless
                                           Chief Financial Officer

                                       FLEET NATIONAL BANK



                                       By: /s/ William S. Rowe
                                           -------------------------------------
                                           William S. Rowe, Vice President

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By: /s/ Paul K. Moyer
                                           -------------------------------------
                                           Paul K. Moyer
                                           Vice President

                                       BANK OF AMERICA, N.A.



                                       By: /s/ Michael J. Dasher
                                           -------------------------------------
                                           Michael J. Dasher
                                           Managing Director

                                       COMERICA BANK



                                       By: /s/ Craig A. Nelson
                                           -------------------------------------
                                           Craig A. Nelson
                                           Vice President

                                       KEYBANK NATIONAL ASSOCIATION



                                       By: /s/ Julien Michaels
                                           -------------------------------------
                                           Julien Michaels
                                           Vice President

                                       THE BANK OF NOVA SCOTIA



                                       By: /s/ Ed Kofman
                                           -------------------------------------
                                           Ed Kofman, Director

                                       BNP PARIBAS



                                       By: /s/ Rafael Lumanlan / Richard Ong Pho
                                           -------------------------------------
                                           Rafael Lumanlan / Richard Ong Pho
                                           Director / Associate

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of December 31, 2001, and agrees that the applicable Guaranty from such Guarantor dated as of October 29, 2001, December 20, 2001 and December 24, 2001, as applicable, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                       PEREGRINE REMEDY, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       TELCO RESEARCH CORPORATION



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       HARBINGER HOLDINGS, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE E-MARKETS, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE DIAMOND, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE EXTRICITY, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE CONNECTIVITY, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE ONTARIO BLUE JAYS, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE CALIFORNIA PADRES, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       BALLGAME ACQUISITION CORPORATION



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       OCTOBER ACQUISITION CORPORATION



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary

                                       PEREGRINE BODHA, INC.



                                       By: /s/ Eric P. Deller
                                           -------------------------------------
                                           Eric P. Deller
                                           Secretary